Investor Presentation August 2024

Disclaimer This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “might,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “seek,” “would” or “continue,” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition liquidity and results of operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions described in our annual report on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) from time to time. Additional information will also be set forth in the Company’s quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2024, which will be filed with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, whether as a result of any new information, future events, or otherwise, we have no current intention of doing so except to the extent required by applicable law. Some of the key factors that could cause actual results to differ include: (1) our dependence on revenue from the property and casualty insurance industries, and specifically automotive insurance, and exposure to risks related to those industries; (2) our dependence on our relationships with insurance providers with no long-term minimum financial commitments; (3) our reliance on a small number of insurance providers for a significant portion of our revenue; (4) our dependence on third-party media sources for a significant portion of visitors to our websites and marketplace; (5) our ability to attract consumers searching for insurance to our websites and marketplace through Internet search engines, display advertising, social media, content-based online advertising and other online sources; (6) any limitations restricting our ability to market to users or collect and use data derived from user activities; (7)  risks related to cybersecurity incidents or other network disruptions; (8) risks related to the use of artificial intelligence; (9) our ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and to successfully monetize them; (10) the impact of competition in our industry and innovation by our competitors; (11) our ability to hire and retain necessary qualified employees to expand our operations; (12) our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business, including with respect to the insurance industry, telemarketing restrictions and data privacy requirements; (13) our ability to protect our intellectual property rights and maintain and build our brand; (14) our future financial performance, including our expectations regarding our revenue, cost of revenue, variable marketing margin, operating expenses, cash flows and ability to achieve, and maintain, future profitability; (15) our ability to properly collect, process, store, share, disclose and use consumer information and other data; and (16) the future trading prices of our Class A common stock. The Company’s presentation also contains estimates, projections, & other information concerning the Company’s industry, the Company’s business & the markets for certain of the Company’s products & services, including data regarding the estimated size of those markets. The information concerning our industry contained in this presentation is based on our general knowledge of and expectations concerning the industry. The Company’s market position, market share and industry market size are based on estimates using our internal data and estimates, data from various industry analyses, our internal research and adjustments and assumptions that we believe to be reasonable. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties & actual events or circumstances may differ materially from events & circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market & other data from reports, research surveys, studies & similar data prepared by market research firms & other third parties, from industry, general publications, & from government data & similar sources. We have not independently verified data from these sources and cannot guarantee their accuracy or completeness. The Company presents Adjusted EBITDA as a non-GAAP measure, which is not a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation to the most directly comparable GAAP measures is included in the Appendix to these slides.

Our vision Become the largest online source of insurance policies by using data, technology and knowledgeable advisors to make insurance simpler, more affordable and personalized.

Extensive distribution channels with Carriers and Local Agent Network3 Asset-Light model, with strong operating leverage, well positioned as the auto insurance market recovers to drive strong profitability and cash flow Key Investment Highlights Insurance Marketplace Leader Massive Market Opportunity Proprietary Tech and Data Extensive Distribution Attractive Business Model Leading Property and Casualty1 (”P&C”) online insurance marketplace providing compelling benefits for consumers and insurance providers $100b+ in annual P&C insurance distribution and advertising spend in the early phases of shifting online provides multi-year tailwind2 Proprietary platforms improving the way insurance providers attract and connect with consumers shopping for insurance Includes auto, home, renters and other related insurance products Source: S&P Global Market Intelligence as of 2021 Also referred to as 3rd party agent network

Company Overview One of the insurance industry’s largest online customer acquisition and distribution platforms Highly scalable, data proprietary platform leveraging 3.0b+ consumer data points amassed over a decade1 Diversified distribution model: ~75 carriers and ~6,000 3rd party agents across multiple P&C insurance markets Founded in 2011 with headquarters in Cambridge, MA; IPO in summer 2018 Company Snapshot Compelling Value Proposition Providers: efficiently acquire consumers Large volume of high intent consumers Higher ROI from target-based consumer attributes Opportunity to acquire consumer referrals Source: estimated using Company data through 2023 Consumers: saving time and money Single destination for P&C insurance needs Personalized shopping experience Provide multiple quotes, fitting the consumer’s needs

Large & Expanding TAM Growth Drivers U.S. Insurance Market: Distribution and Advertising Spend1 ~10% Estimated Digital Advertising Spend Growth3 Continued shift of consumer time spent online Continued shift of acquisition spend online Continued shift to digitization of insurance products and workflows Estimated share of P&C Digital Advertising Spend Market <5% Estimated share of P&C Distribution and Advertising Spend Market <1% Source: S&P Global Market Intelligence, Insider Intelligence, and Company’s own estimates. Includes commissions and advertising spend of individual insurance market including P&C, Life, and Health markets as of 2021 Market share based on EverQuote’s FY 2023 revenue, which was $288 million Estimated compound annual growth rate for 2023 to 2025 for all insurance verticals. Source: Insider Intelligence Highlights2 $6b P&C Digital Advertising Spend $100b P&C Distribution and Advertising Spend Market $171b U.S. Insurance Market Distribution and Advertising Spend

Distribution The Customer Journey Traffic Channels Provider Engagement Consumer Arrival Provider Matching Partnerships Performance Media Other1 SEM Clicks Calls Consumer Routing Customer Acquisition Performance Alignment Bidding Carriers Enterprise Distribution Agent Distribution Local Agent Network2 Other includes organic search, direct-to-site, partner exchange & other traffic sources In addition to the 3rd party agent network, EverQuote has a small 1st party agent presence Based on Company data & representative of the insurance provider partners on the platform as of June 30, 2024 Representative Carriers3

Proprietary Platforms Strengthen Competitive Moat Minimize Cost per Acquisition Omni-channel Automated Bidding Marketing Maximize Conversion Rates Consumer Personalized User Experiences Maximize Bind Performance Consumer Alignment Algorithms Distribution Maximize Value per Acquisition Enterprise & Agency Campaign Management B2B Highly integrated AI, machine learning and data assets to support growth of all verticals Source: estimated using Company data through 2023 3.0b+ Consumer Submitted Data Points Since Inception1

2024 Strategic Priorities Asset-Light Model Streamline our business around the most capital efficient parts of EVER’s operations; employee headcount down ~37% YoY1 Scaling Traffic and Technology Drive greater value for carriers and agents by leveraging proprietary data, machine learning capabilities and expanding AI applications Positioned for Auto Recovery Expanding operating leverage as we scale and drive top-line growth Focus on EVER’s core vertical markets of Auto and Home / Renters after exit of Health vertical in 2023 Focus on P&C Markets 495 employees as of 6/30/2023 to 311 employees as of 6/30/2024

Quarterly Financial Overview Q3 2023 – Q2 2024 Revenue ($m) Summary Adjusted EBITDA ($m) Variable Marketing Margin ($m) Auto carrier recovery is driving significant growth in both Revenue and VMM VMM % decreasing (as expected with recovery) due to more competitive advertising environment Adjusted EBITDA margin expansion due to strong operating leverage and disciplined expense management Beginning of Auto Carrier Recovery Note: After exiting the Health Vertical on June 30, 2023, the last 4 quarters represent EVER’s refocused strategy around P&C insurance markets and streamlined cost structure

Revenues by Verticals Quarterly Revenue ($m) Q2 Summary EVER’s Q2 2024 total revenue was a record of $117.1m Auto Q2 2024 revenue increased 106% YoY and 32% QoQ Following our exit of the Health insurance vertical at the end of Q2 2023, revenue from our Other1 vertical significantly declined Starting in Q3 2023, EVER started reporting two main verticals - Auto and Home/Renters Home/Renters Q2 2024 revenue increased 29% YoY and 9% QoQ $88.3 $103.2 $109.2 $68.0 $55.0 EVER exits Health Insurance Vertical Total: Other consists of life, health and other insurance verticals. The health insurance vertical was exited on June 30, 2023. Note: Due to rounding within the individual revenue vertical amount, summation of verticals to total revenue may not agree. $55.7 $163.3 $248.8 $346.9 $418.5 $404.1 Total: $287.9 Annual Revenue ($m) $91.1 $117.1

Multiple Levers to Drive Future Growth Attract More Consumers Explore Acquisition Opportunities Increase Provider Coverage and Budget Deepen Consumer and Provider Engagement Grow Core Verticals Strengthen Technology Platform

NASDAQ: EVER

Appendix

Key Metrics Definitions Variable Marketing Margin We define variable marketing margin, or VMM, as revenue, as reported in our consolidated statements of operations and comprehensive income (loss), less advertising costs (a component of sales and marketing expense, as reported in our statements of operations and comprehensive income loss). We use VMM to measure the efficiency of individual advertising and consumer acquisition sources and to make trade-off decisions to manage our return on advertising. We do not use VMM as a measure of profitability. Adjusted EBITDA We define Adjusted EBITDA as net income (loss), adjusted to exclude: stock-based compensation expense, depreciation and amortization expense, restructuring and other charges, acquisition-related costs, legal settlement expense, one-time severance charges, interest income and the provision for (benefit from) income taxes. We monitor & present Adjusted EBITDA because it is a key measure used by our management & board of directors to understand & evaluate our operating performance, to establish budgets & to develop operational goals for managing our business.

Reconciliation of Adjusted EBITDA - 12 Months Ended 12 Months Ended December 31, 2023 December 31, 2022 December 31, 2021 December 31, 2020 December 31, 2019 December 31, 2018 Net Income (Loss) ($51,287) ($24,416) ($19,434) ($11,202) ($7,117) ($13,791) Stock-based compensation $22,808 $28,986 $30,020 $24,179 $12,721 $7,121 Depreciation & amortization $6,196 $5,848 $5,072 $3,350 $2,186 $1,341 Legal settlement - - - - $1,227 - Acquisition-related costs/earnout ($150) ($4,135) $1,065 $2,258 - - Restructuring and Other Charges $23,568 - 440 - - - Interest (income) expense, net ($1,251) ($349) ($37) (189) ($669) (121) Provision for (benefit from) income taxes $577 - ($2,510) - - - Adjusted EBITDA $461 $5,934 $14,616 $18,396 $8,348 ($5,450) ($ in Thousands)

Reconciliation of Adjusted EBITDA - 3 Months Ended 3 Months Ended June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 Net Income (Loss) $6,402 $1,907 ($6,348) ($29,217) ($13,193) Stock-based compensation $5,340 $4,518 $4,813 $5,479 $6,007 Depreciation & amortization $1,236 $1,263 $1,075 $2,251 $1,463 Legal settlement - - - - - Acquisition-related costs/earnout - - - - ($37) Restructuring and Other Charges - - ($21) $19,757 3,832 Interest (income) expense, net ($456) ($386) ($382) ($411) ($271) Provision for (benefit from) income taxes $406 $286 ($23) $236 $78 Adjusted EBITDA $12,928 $7,588 ($886) ($1,905) ($2,121) ($ in Thousands)